UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 14, 2013

Cal Dive International, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33206 (Commission File Number)	61-1500501 (IRS Employer Identification No.)

2500 CityWest Boulevard, Suite 2200 Houston, Texas (Address of principal executive offices)		77042 (Zip Code)

(713) 361-2600 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)            At the Annual Meeting of Stockholders held on May 14, 2013, the stockholders of Cal Dive International, Inc. (the "Company") approved the Cal Dive International, Inc. 2013 Stock Incentive Plan (the "Plan").

The compensation committee of the board of directors of the Company will generally administer the Plan, and has the authority to grant awards under the Plan, including setting the terms of the awards.  Incentives under the Plan may be granted in any one or a combination of the following forms: incentive stock options under Section 422 of the Internal Revenue Code, non-qualified stock options, restricted stock, restricted stock units, stock appreciation rights, and other stock-based awards.  A total of 4,800,000 shares of the Company's common stock are authorized to be issued under the Plan.

This brief summary of Plan terms is qualified in its entirety by the terms of the Plan, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective May 14, 2013, the Company amended its Amended and Restated Certificate of Incorporation to remove in its entirety Article XII thereof, which contained limitations on foreign ownership and control of the Company's capital stock and foreign status of certain officers and directors.  A copy of the Certificate of Amendment is attached as Exhibit 3.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 5.07                Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders held on May 14, 2013, the following proposals were adopted by the margins indicated:

1.            To elect two Class I directors, each to serve until the annual meeting of stockholders of the Company to be held in 2016 and until his succession is duly elected and has qualified:

	FOR	WITHHOLD AUTHORITY	BROKER NON-VOTE

John B. Reed	64,328,076	1,794,306	18,388,633

David E. Preng	64,286,076	1,836,306	18,388,633

In addition to Messrs. Reed and Preng, the following directors continue to serve on our board following the Annual Meeting:  Quinn J. Hébert, Todd A. Dittmann and John T. Mills.

2.            To approve, on an advisory basis, the compensation of the Company's Named Executive Officers:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
63,114,258	1,695,383	1,312,741	18,388,633

3.            To approve the Cal Dive International, Inc. 2013 Stock Incentive Plan:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
56,670,467	8,257,060	1,194,855	18,388,633

4.            To approve the issuance of up to 46,122,990 shares of the Company's common stock upon conversion of the Company's 5.00% Convertible Senior Notes due 2017:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
63,661,029	2,262,564	198,789	18,388,633

5.            To approve an amendment to the Company's Amended and Restated Certificate of Incorporation to remove in its entirety Article XII thereof:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
64,621,711	1,318,637	182,034	18,388,633

6.            To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2013:

FOR	AGAINST	ABSTAIN
83,942,974	524,712	43,329

Item 9.01                Financial Statements and Exhibits.

            (d)            Exhibits.

            The exhibits to this Current Report on Form 8-K are listed in the Exhibit Index, which appears at the end of this report and is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CAL DIVE INTERNATIONAL, INC.

By:	/s/ Lisa M. Buchanan
Lisa M. Buchanan Executive Vice President, Chief Administrative Officer, General Counsel and Secretary

Date:   May 16, 2013

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amendment to Amended and Restated Certificate of Incorporation
10.1	Cal Dive International, Inc. 2013 Stock Incentive Plan